UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2016 (February 5, 2016)

DT ASIA INVESTMENTS LIMITED

 (Exact name of registrant as specified in its charter)

British Virgin Islands	6770	98-1192662
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

Room 1102, 11/F.,

Beautiful Group Tower,

77 Connaught Road Central,

Hong Kong

(852) 2110-0081

(Address, including zip code, and telephone number,

including area code, of registrant’s principal executive offices)

Stephen N. Cannon, Chief Executive Officer

100 Park Avenue, Suite 1600

New York, NY 10017

(212) 880-2677

(Name, address, including zip code, and telephone number,

including area code, of agent for service)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

As previously reported on a Current Report on Form 8-K filed on September 17, 2015, on September 13, 2015, DT Asia Investments Limited (the “Company”) issued a non-interest bearing convertible promissory note in the amount of up to $500,000 (the “Note”) to DeTiger Holdings Limited. Pursuant to the terms of the Note, payment on all of the Note is due on the earlier of: (i) April 6, 2016 and (ii) the date on which the Company consummates its Business Combination (as defined in the Company’s amended and restated articles and memorandum of association). Then as reported on a Current Report on Form 8-K filed on December 2, 2015, on December 1, 2015, the Company issued an amended and restated Note (the “Amended Note”), which replaced the Note. The Amended Note was for an amount up to $900,000, and retained most of the same terms, such as non-interest bearing, the maturity date, and the conversion of up to $500,000 of the principal outstanding at the payee’s election.

On February 5, 2016, the Company further amended and restated the Note (the “Second Amended Note”) to increase the total principal amount that can be drawn down to up to $1,400,000. Prior to February 5, 2016, an aggregate of $900,000 had already been drawn down on the Amended Note. The Second Amended Note effectively allows for an additional $500,000 to be drawn down. The maturity date is the earlier of consummation of the Business Combination or June 30, 2016. Remaining unchanged is the option for up to $500,000 of the principal outstanding under the note to be convertible, in whole or in part, at the payee’s election, upon the consummation of the Business Combination. Upon such election, up to $500,000 of the principal outstanding under the Amended Note will convert into units, at a price of $10.00 per unit. These units will be identical to the private units issued in a private placement in connection with the Company’s initial public offering. As such, each unit will be comprised of one ordinary share, one right to receive one-tenth of one ordinary share upon consummation of a Business Combination, and one warrant to purchase one-half of an ordinary share at an exercise price of $12.00 per full share.

The Company issued the Second Amended Note in consideration for loans from the payee to fund the Company's working capital requirements. Funds in the Trust Account (as defined in the Company’s amended and restated articles and memorandum of association) will not be used to repay any of the Second Amended Note.

A copy of the Second Amended Note is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference, and the foregoing description of the Second Amended Note is qualified in its entirety by reference thereto.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit
Number	Exhibit

10.1	Second Amended and Restated Convertible Promissory Note, dated February 5, 2016

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 9, 2016	DT ASIA INVESTMENTS LIMITED

	By:	/s/ Stephen N. Cannon
Name: Stephen N. Cannon
Title: Chief Executive Officer

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